Exhibit 99.1

LETTER OF TRANSMITTAL

TO TENDER FOR EXCHANGE

6.00% Senior Notes due 2025

that have not been registered under the Securities Act of 1933

Pursuant to the Prospectus dated •, 2018

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME,

ON •, 2018, UNLESS EXTENDED.

The Exchange Agent is:

Wells Fargo Bank, National Association

By Registered or Certified Mail:	By Regular Mail or Overnight Courier
WELLS FARGO BANK, N.A. Corporate Trust Operations MAC N9300-070 600 South Fourth Street Minneapolis, MN 55402	WELLS FARGO BANK, N.A. Corporate Trust Operations MAC N9300-070 600 South Fourth Street Minneapolis, MN 55402

In Person by Hand Only:	By Facsimile:
WELLS FARGO BANK, N.A. Corporate Trust Services 600 South Fourth Street Minneapolis, MN 55402	(For Eligible Institutions Only): Fax (612) 667-6282

For Information or Confirmation by Telephone: (800) 344-5128

TO TENDER OUTSTANDING UNREGISTERED NOTES, AN AGENT’S MESSAGE MUST BE DELIVERED TO THE EXCHANGE AGENT AT ITS ADDRESS SET FORTH ABOVE, WITH ALL REQUIRED DOCUMENTATION, AT OR BEFORE THE EXPIRATION TIME SPECIFIED ABOVE. DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION TO A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE VALID DELIVERY TO THE EXCHANGE AGENT. DELIVERY OF DOCUMENTS TO THE DEPOSITORY TRUST COMPANY DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

BEFORE COMPLETING THIS LETTER OF TRANSMITTAL.

The undersigned acknowledges receipt of the Prospectus dated ●, 2018 (the “Prospectus”), of Meritage Homes Corporation, a Maryland corporation (the “Company”), relating to the offer (the “Exchange Offer”) of the Company, upon the terms and subject to the conditions set forth in the Prospectus and herein and the instructions hereto, to exchange up to $200,000,000 aggregate principal amount of its 6.00% Senior Notes due 2025 (the “Exchange Notes”), which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), for up to $200,000,000 aggregate principal amount of its outstanding unregistered 6.00% Senior Notes due 2025 (the “Outstanding Unregistered Notes”), upon the terms and subject to the conditions set forth in the Prospectus and this Letter of Transmittal. The minimum permitted tender is $2,000 principal amount of Outstanding Unregistered Notes, and all other tenders must be in integral multiples of $1,000 in excess thereof. Capitalized terms used but not defined herein have the meanings given to them in the Prospectus.

TO TENDER OUTSTANDING UNREGISTERED NOTES, AN AGENT’S MESSAGE MUST BE DELIVERED TO THE EXCHANGE AGENT AT ITS ADDRESS SET FORTH ABOVE, WITH ALL REQUIRED DOCUMENTATION, AT OR BEFORE THE EXPIRATION TIME (AS DEFINED BELOW). DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION BY FACSIMILE, OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

The Exchange Offer will expire at 5:00 p.m., New York City time, on ●, 2018, unless extended (such date and time, as the same may be extended from time to time, the “Expiration Time”). Tenders may be withdrawn at any time at or prior to the Expiration Time. Holders who wish to be eligible to receive Exchange Notes pursuant to the Exchange Offer must validly tender and not withdraw their Outstanding Unregistered Notes to the Exchange Agent prior to the Expiration Time.

This Letter of Transmittal is to be used to tender Outstanding Unregistered Notes:

•	If a tender is made by book-entry transfer to the Exchange Agent’s account at The Depository Trust Company (“DTC”) through DTC’s Automated Tender Offer Program (“ATOP”) pursuant to the procedures set forth in the Prospectus under the heading “The Exchange Offer — Procedures for Tendering”, with an Agent’s Message (as defined below) to be transmitted to the Exchange Agent confirming such book-entry transfer; or

•	If a tender is made pursuant to the guaranteed delivery procedures set forth in the Prospectus under the heading “The Exchange Offer — Guaranteed Delivery Procedures.”

The term “Agent’s Message” means a message, electronically transmitted by DTC to the Exchange Agent, forming part of a book-entry transfer, which states that DTC has received an express acknowledgment from the tendering holder of the Outstanding Unregistered Notes that such holder has received and agrees to be bound by, and makes each of the representations and warranties contained in, this Letter of Transmittal, and, further, that such holder agrees that the Company may enforce this Letter of Transmittal against such holder.

Only registered holders are entitled to tender their Outstanding Unregistered Notes for exchange in the Exchange Offer. In order for any holder of Outstanding Unregistered Notes to tender in the Exchange Offer all or any portion of such holder’s Outstanding Unregistered Notes, the Exchange Agent must receive, at or before the Expiration Time, an Agent’s Message, a confirmation of the book-entry transfer of the Outstanding Unregistered Notes being tendered into the Exchange Agent’s account at DTC, and all documents required by this Letter of Transmittal, or the holder must comply with the guaranteed delivery procedures set forth below.

Any participant in DTC’s system whose name appears on a security position listing as the registered owner of Outstanding Unregistered Notes and who wishes to make book-entry delivery of Outstanding Unregistered Notes to the Exchange Agent’s account at DTC can execute the tender through ATOP, for which the Exchange Offer will be eligible, by following the applicable procedures thereof. Upon such tender of Outstanding Unregistered Notes:

•	DTC will verify the acceptance of the tender and execute a book-entry delivery of the tendered Outstanding Unregistered Notes to the Exchange Agent’s account at DTC;

•	DTC will send to the Exchange Agent for its acceptance an Agent’s Message forming part of such book-entry transfer; and

•	transmission of the Agent’s Message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent’s Message.

Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

In order to properly complete this Letter of Transmittal, a holder of Outstanding Unregistered Notes must:

•	complete the box entitled “Description of Outstanding Unregistered Notes Tendered”;

•	if appropriate, check and complete the boxes relating to book-entry transfer, guaranteed delivery, broker dealers, and special issuance instructions; and

•	complete the Substitute Form W-9 accompanying this Letter of Transmittal or the applicable IRS Form W-8, which may be obtained from the Exchange Agent.

If a holder of Outstanding Unregistered Notes desires to tender his, her, or its Outstanding Unregistered Notes for exchange and, at or before the Expiration Time, the procedures for book-entry transfer cannot be completed, then such holder may effect a tender of Outstanding Unregistered Notes for exchange in accordance with the guaranteed delivery procedures set forth in the Prospectus under the heading “The Exchange Offer — Guaranteed Delivery Procedures.” See Instruction 2.

The Exchange Offer may be extended, terminated, or amended as provided in the Prospectus. During any such extension of the Exchange Offer, all Outstanding Unregistered Notes previously tendered and not withdrawn pursuant to the Exchange Offer will remain subject to the Exchange Offer. The Exchange Offer is scheduled to expire at 5:00 p.m., New York City time, on ●, 2018, unless extended by the Company.

Persons who are beneficial owners of Outstanding Unregistered Notes but are not registered holders and who desire to tender Outstanding Unregistered Notes should contact the registered holder of such Outstanding Unregistered Notes and instruct such registered holder to tender on such beneficial owner’s behalf.

SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

DESCRIPTION OF OUTSTANDING UNREGISTERED NOTES TENDERED
Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank)	Total Principal Amount of Outstanding Unregistered Notes Tendered (must be at least $2,000 and integral multiples of $1,000 in excess thereof)

☐	CHECK HERE IF TENDERED OUTSTANDING UNREGISTERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

DTC Account Number:

Transaction Code Number:

By crediting Outstanding Unregistered Notes to the Exchange Agent’s account at DTC in accordance with ATOP and by complying with applicable ATOP procedures with respect to the Exchange Offer, including transmitting an Agent’s Message to the Exchange Agent in which the holder of the Outstanding Unregistered Notes acknowledges and agrees to be bound by the terms of this Letter of Transmittal, the participant in ATOP confirms on behalf of itself and the beneficial owners of such Outstanding Unregistered Notes all provisions of this Letter of Transmittal applicable to it and such beneficial owners as if it had completed the information required herein and executed and delivered this Letter of Transmittal to the Exchange Agent.

☐	CHECK HERE IF TENDERED OUTSTANDING UNREGISTERED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name(s) of Registered Holder(s):

Window Ticket Number (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution that Guaranteed Delivery:

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND COMPLETE THE FOLLOWING:

Name (Please type or print):

Address (Include Zip Code):

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned tenders to the Company for exchange the Outstanding Unregistered Notes indicated above. Subject to, and effective upon, acceptance for exchange of the Outstanding Unregistered Notes tendered herewith, the undersigned sells, assigns and transfers to the Company all right, title, and interest in and to all such Outstanding Unregistered Notes tendered for exchange hereby. The undersigned irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as agent of the Company) with respect to such Outstanding Unregistered Notes, with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to:

•	transfer ownership of such Outstanding Unregistered Notes on the account books maintained by DTC, together with all accompanying evidences of transfer and authenticity to the Company;

•	present and deliver such Outstanding Unregistered Notes for transfer on the books of the Company; and

•	receive all benefits or otherwise exercise all rights and incidents of beneficial ownership of such Outstanding Unregistered Notes, all in accordance with the terms of the Exchange Offer.

The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Outstanding Unregistered Notes and to acquire the Exchange Notes issuable upon the exchange of such tendered Outstanding Unregistered Notes, and that, when the Outstanding Unregistered Notes are accepted for exchange, the Company will acquire good and unencumbered title to the tendered Outstanding Unregistered Notes, free and clear of all liens, restrictions, charges, and encumbrances and not subject to any adverse claim. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment, and transfer of tendered Outstanding Unregistered Notes or transfer ownership of such Outstanding Unregistered Notes on the account books maintained by DTC.

The undersigned also acknowledges that the Exchange Offer is being made by the Company in reliance on interpretations by the staff of the Securities and Exchange Commission (the “SEC”), as set forth in no-action letters issued to third parties. Based on interpretations of the staff of the SEC, as set forth in such series of no-action letters, the Company believes that Exchange Notes may be offered for resale, resold, and otherwise transferred by holders thereof (other than any such holder that is an “affiliate” of the Company within the meaning of Rule 405 under the Securities Act or that tenders Outstanding Unregistered Notes for the purpose of participating in a distribution of the Exchange Notes), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holders’ business, and such holders have no arrangement or understanding with any person to participate in the distribution of the Exchange Notes. However, the Company does not intend to request that the SEC consider, and the SEC has not considered, the Exchange Offer in the context of a no-action letter and therefore the Company cannot guarantee that the staff of the SEC would make a similar determination with respect to the Exchange Offer. The undersigned acknowledges that if the interpretation of the Company of the above mentioned no-action letters is incorrect such holder may be held liable for any offers, resales or transfers by the undersigned of the Exchange Notes that are in violation of the Securities Act. The undersigned further acknowledges that neither the Company nor the Exchange Agent will indemnify any holder for any such liability under the Securities Act.

The undersigned represents and warrants that:

•	the Exchange Notes issued in the Exchange Offer are acquired in the ordinary course of the undersigned’s business;

•	the undersigned has no arrangement or understanding with any person to participate, and is not participating, in the distribution of the Exchange Notes within the meaning of the Securities Act;

•	the undersigned is not an “affiliate” of the Company within the meaning of Rule 405 of the Securities Act and as interpreted by the SEC;

•	the undersigned is not holding Outstanding Unregistered Notes that have, or that are reasonably likely to have, the status of an unsold allotment in the initial offering of the Outstanding Unregistered Notes;

•	if the undersigned is not a broker-dealer, the undersigned is not engaged in, and does not intend to engage in, a distribution of the Exchange Notes; and

•	if the undersigned is a broker-dealer, such broker-dealer will receive the Exchange Notes for its own account in exchange for Outstanding Unregistered Notes and that:

•	such Outstanding Unregistered Notes were acquired by such broker-dealer as a result of market-making or other trading activities; and

•	it will deliver a prospectus meeting the requirements of the Securities Act in connection with the resale of Exchange Notes, and will comply with the applicable provisions of the Securities Act with respect to resale of any Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

Any holder of Outstanding Unregistered Notes who is an affiliate of the Company who tenders Outstanding Unregistered Notes in the Exchange Offer for the purpose of participating in a distribution of the Exchange Notes:

•	may not rely on the position of the staff of the SEC enunciated in its series of interpretive no-action letters with respect to exchange offers; and

•	must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction.

All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal and every obligation of the undersigned hereunder is binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy, and personal and legal representatives of the undersigned and will not be affected by, and will survive, the death or incapacity of the undersigned.

Outstanding Unregistered Notes properly tendered may be withdrawn at any time at or before the Expiration Time in accordance with the terms of the Prospectus and this Letter of Transmittal. The Exchange Offer is subject to certain conditions, some of which may be waived or modified by the Company, in whole or in part, at any time and from time to time at or prior to the Expiration Time, as described in the Prospectus under the heading “The Exchange Offer — Conditions of the Exchange Offer.” The undersigned recognizes that as a result of such conditions the Company may not be required to accept for exchange, or to issue Exchange Notes in exchange for, any Outstanding Unregistered Notes and may terminate or amend the Exchange Offer, by oral or written notice to the Exchange Agent or by a timely press release, if the conditions to the Exchange Offer have not been satisfied or waived at the then scheduled Expiration Times. All tendering holders, by execution of this Letter of Transmittal, waive any right to receive any notice of the acceptance or rejection of their Outstanding Unregistered Notes for exchange.

The Company is not aware of any jurisdiction in which the making of the Exchange Offer or the tender of Outstanding Unregistered Notes in connection therewith would not be in compliance with the laws of such jurisdiction. The Exchange Notes may not be offered or sold in any state unless they have been registered or qualified for sale in such state or an exemption from registration or qualification is available and complied with by the holders selling the Exchange Notes. The Company currently does not intend to register or qualify the sale of the Exchange Notes in any state.

Unless otherwise indicated under “Special Issuance Instructions,” please credit the account of the undersigned maintained at DTC appearing under the table “Description of Outstanding Unregistered Notes Tendered” with any Outstanding Unregistered Notes not accepted for exchange or any Exchange Notes issued in exchange for Outstanding Unregistered Notes. The undersigned recognizes that the Company has no obligation pursuant to the special issuance instructions to transfer any Outstanding Unregistered Notes from the name of the holder thereof if the Company does not accept for exchange any of the Outstanding Unregistered Notes so tendered or if such transfer would not be in compliance with any transfer restrictions applicable to such Outstanding Unregistered Notes.

SPECIAL ISSUANCE INSTRUCTIONS

(SEE INSTRUCTIONS 1, 6, 7 and 8)

To be completed ONLY if Outstanding Unregistered Notes tendered by book-entry transfer that are not exchanged are to be returned by credit to an account maintained at DTC other than the account indicated above. ISSUE TO:

Name (Please type or print):

Address (Include Zip Code):

Taxpayer ID or Social Security Number:

Credit DTC Account Number:

SIGN HERE TO TENDER YOUR OUTSTANDING UNREGISTERED NOTES IN THE EXCHANGE OFFER

Signature of each holder of Outstanding Unregistered Notes*

Capacity (Full Title): **

Name (Please type or print):

Address (Include Zip Code):

Area Code and Telephone Number:

Dated: , 2018

*	Must be signed by each registered holder of Outstanding Unregistered Notes exactly as such holder’s name appears on certificate(s) representing the Outstanding Unregistered Notes or on a security position listing, or by each person authorized to become a registered holder by certificates and documents transmitted herewith.
**	Please provide if signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation, or other person acting in a fiduciary or representative capacity. See Instruction 6.

GUARANTEE OF SIGNATURE

(IF REQUIRED — SEE INSTRUCTIONS 1 AND 6)

Authorized Signature:

Name (Please type or print):

Title:

Name of Firm:

Address (Include Zip Code):

Area Code and Telephone Number:

Dated: , 2018

IMPORTANT: COMPLETE AND SIGN THE SUBSTITUTE FORM W-9

ACCOMPANYING THIS LETTER OF TRANSMITTAL

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1.	Guarantee of Signatures.

Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by an institution which is a member of the New York Stock Exchange Medallion Signature Program or an “eligible guarantor institution” within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (an “Eligible Institution”). Signatures on this Letter of Transmittal need not be guaranteed if such Outstanding Unregistered Notes are tendered for the account of an Eligible Institution. IN ALL OTHER CASES, ALL SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION.

2.	Delivery of this Letter of Transmittal and Outstanding Unregistered Notes; Guaranteed Delivery Procedures.

In order for a holder of Outstanding Unregistered Notes to tender all or any portion of such holder’s Outstanding Unregistered Notes, the Exchange Agent must receive an Agent’s Message with respect to such holder, a confirmation of the book-entry transfer of the Outstanding Unregistered Notes being tendered into the Exchange Agent’s account at DTC, and any other required documents, at or before the Expiration Time, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Delivery of the documents to DTC does not constitute delivery to the Exchange Agent.

THE METHOD OF DELIVERY OF OUTSTANDING UNREGISTERED NOTES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING HOLDER OF OUTSTANDING UNREGISTERED NOTES. EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. BY USING THE ATOP PROCEDURES TO TENDER OUTSTANDING UNREGISTERED NOTES, YOU WILL NOT BE REQUIRED TO DELIVER THIS LETTER OF TRANSMITTAL TO THE EXCHANGE AGENT. HOWEVER, YOU WILL BE BOUND BY ITS TERMS, AND YOU WILL BE DEEMED TO HAVE MADE THE ACKNOWLEDGEMENTS AND THE REPRESENTATIONS AND WARRANTIES IT CONTAINS, JUST AS IF YOU HAD SIGNED IT.

If holders desire to tender Outstanding Unregistered Notes for exchange pursuant to the Exchange Offer and, if at or before the Expiration Tim, the procedures for book-entry transfer cannot be completed, such holder may effect a tender of Outstanding Unregistered Notes for exchange in accordance with the guaranteed delivery procedures set forth in the Prospectus under the caption “The Exchange Offer — Guaranteed Delivery Procedures.” Pursuant to the guaranteed delivery procedures:

•	such tender must be made by or through an Eligible Institution;

•	at or prior to the Expiration Time, the Exchange Agent must have received from an Eligible Institution a validly completed and executed Notice of Guaranteed Delivery, substantially in the form accompanying this Letter of Transmittal, by facsimile transmission, mail, or hand delivery, setting forth the name and address of the holder of the Outstanding Unregistered Notes being tendered and the amount of the Outstanding Unregistered Notes being tendered. The Notice of Guaranteed Delivery must state that the tender is being made and guarantee that within two New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery a book-entry confirmation, together with an Agent’s Message and any other documents required by the Letter of Transmittal, will be transmitted to the Exchange Agent; and

•	the Exchange Agent must receive a book-entry confirmation, together with an Agent’s Message and any other documents required by the Letter of Transmittal, within two New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery.

All tendering holders, by execution of this Letter of Transmittal, waive any right to receive any notice of the acceptance or rejection of their Outstanding Unregistered Notes for exchange.

3.	Inadequate Space.

If the space provided in the box entitled “Description of Outstanding Unregistered Notes Tendered” above is inadequate, the principal amounts of the Outstanding Unregistered Notes being tendered should be listed on a separate signed schedule affixed hereto.

4.	Withdrawals.

A tender of Outstanding Unregistered Notes may be withdrawn at any time at or before the Expiration Time by delivery of a written or facsimile notice of withdrawal to the Exchange Agent at the address set forth on the cover of this Letter of Transmittal. To be effective, a notice of withdrawal must:

•	be received by the Exchange Agent at or before the Expiration Time;

•	specify the name of the person having tendered the Outstanding Unregistered Notes to be withdrawn;

•	specify the principal amount of Outstanding Unregistered Notes to be withdrawn;

•	specify the name and number of the account at DTC to be credited with the withdrawn Outstanding Unregistered Notes and otherwise comply with the procedures of DTC (including ATOP procedures);

•	include a statement that such holder is withdrawing his, her or its election to have such Outstanding Unregistered Notes exchanged; and

•	bear the signature of the holder in the same manner as the original signature on the Letter of Transmittal, if any, by which such Outstanding Unregistered Notes were tendered, with such signature guaranteed by an Eligible Institution (unless such withdrawing holder is an Eligible Institution).

The Exchange Agent will promptly return any properly withdrawn Outstanding Unregistered Notes following receipt of the notice of withdrawal. All questions as to the validity of notices of withdrawal, including time of receipt, will be determined by the Company in its sole discretion and such determination will be final and binding on all parties.

Any Outstanding Unregistered Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Outstanding Unregistered Notes that have been tendered for exchange but that are not exchanged for any reason will be credited to an account with DTC specified by the holder) after withdrawal, rejection of tender, or termination of the Exchange Offer. Properly withdrawn Outstanding Unregistered Notes may be retendered by following one of the procedures described under the heading “The Exchange Offer — Procedures for Tendering” in the Prospectus at any time at or before the Expiration Time.

5.	Partial Tenders.

Tenders of Outstanding Unregistered Notes will be accepted only in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. If a tender for exchange is to be made with respect to less than the entire principal amount of any Outstanding Unregistered Notes, fill in the principal amount of Outstanding Unregistered Notes which are tendered for exchange in the appropriate column of the box entitled “Description of Outstanding Unregistered Notes Tendered.” In case of a partial tender for exchange, the untendered principal amount of the Outstanding Unregistered Notes will be credited to the DTC account of the tendering holder, unless otherwise indicated in the appropriate box on this Letter of Transmittal, as promptly as practicable after the expiration or termination of the Exchange Offer.

6.	Signatures on this Letter of Transmittal and Powers of Attorney.

•	If this Letter of Transmittal is signed by the registered holder(s) of the Outstanding Unregistered Notes tendered for exchange hereby, each signature must correspond exactly with each name as written on the face of the certificate without alteration, enlargement, or any change whatsoever.

•	If any of the Outstanding Unregistered Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

•	If any tendered Outstanding Unregistered Notes are registered in different names on several certificates, it will be necessary to complete, sign, and submit as many separate copies of this Letter of Transmittal and any necessary or required documents as there are names in which Outstanding Unregistered Notes are held.

•	If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of such person’s authority to so act must be submitted, unless waived by the Company.

•	If this Letter of Transmittal is signed by the registered holder(s) of the Outstanding Unregistered Notes listed and transmitted hereby, no endorsements of certificates or separate bond powers are required, unless certificates for Outstanding Unregistered Notes not tendered or not accepted for exchange are to be issued or returned in the name of a person other than the holder(s) thereof. In such event, signatures on this Letter of Transmittal or such certificates must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

•	If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Outstanding Unregistered Notes, the certificates representing such Outstanding Unregistered Notes must be properly endorsed for transfer by the registered holder or be accompanied by a properly completed bond power from the registered holder, in either case signed by each such registered holder exactly as the name of each registered holder of the Outstanding Unregistered Notes appears on the Company’s records. Signatures on the endorsement or bond power must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

•	If the Outstanding Unregistered Notes or the Exchange Notes issued in exchange for the Outstanding Unregistered Notes are to be issued in the name of a person other than the registered holder(s), this Letter of Transmittal must be accompanied by bond powers or other documents of transfer sufficient to permit the transfer of such Outstanding Unregistered Notes into the name of such person.

7.	Transfer Taxes.

Except as set forth in this Instruction 7, the Company will pay or cause to be paid any transfer taxes applicable to the exchange by the Company of Outstanding Unregistered Notes pursuant to the Exchange Offer. If, however, a transfer tax is imposed for any reason other than the exchange by the Company of Outstanding Unregistered Notes pursuant to the Exchange Offer, then the amount of any transfer taxes (whether imposed on the registered holder(s) or any other persons) will be payable by the tendering holder. If satisfactory evidence of the payment of such taxes or exemptions therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

8.	Special Issuance Instructions.

If the Exchange Notes are to be issued or if any Outstanding Unregistered Notes not tendered or not accepted for exchange are to be issued or sent to a person other than the person(s) signing this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Holders of Outstanding Unregistered Notes tendering Outstanding Unregistered Notes by book-entry transfer may request that Outstanding Unregistered Notes not accepted for exchange be credited to such other account maintained at DTC as such holder may designate. In such event, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution.

9.	Irregularities.

All questions as to the forms of all documents and the validity of (including time of receipt) and acceptance of the tenders and withdrawals of Outstanding Unregistered Notes will be determined by the Company, in its sole discretion, which determination will be final and binding. Alternative, conditional, or contingent tenders will not be considered valid. The Company reserves the absolute right to reject any or all tenders of Outstanding Unregistered Notes that are not in proper form or the acceptance of which would, in the Company’s opinion, be unlawful. The Company also reserves the right to waive any defects or irregularities as to the tender of any particular Outstanding Unregistered Notes. The Company’s interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding. Any defect or irregularity in connection with tenders of Outstanding Unregistered Notes must be cured within such time as the Company determines, unless waived by the Company. Tenders of Outstanding Unregistered Notes will not be deemed to have been made until all defects or irregularities have been waived by the Company or cured. Neither the Company nor the Exchange Agent, nor any other person will be under any duty to give notice of any defects or irregularities in tenders of Outstanding Unregistered Notes, or will incur any liability to registered holders or beneficial owners or of Outstanding Unregistered Notes or any other persons for failure to give such notice.

10.	Waiver of Conditions.

To the extent permitted by applicable law, the Company reserves the right to waive any and all conditions to the Exchange Offer on or before the Expiration Time as described under “The Exchange Offer — Conditions of the Exchange Offer” in the Prospectus, and accept for exchange any Outstanding Unregistered Notes tendered. To the extent that the Company waives any condition to the Exchange Offer, it will waive such condition as to all Outstanding Unregistered Notes.

11.	Tax Identification Number and Backup Withholding.

Federal income tax law generally requires that a holder of Outstanding Unregistered Notes whose tendered Outstanding Unregistered Notes are accepted for exchange or such holder’s assignee (in either case, the “Payee”), provide the Exchange Agent (the “Payor”) with such Payee’s correct Taxpayer Identification Number (“TIN”), which, in the case of a Payee who is an individual, is such Payee’s social security number. If the Payor is not provided with the correct TIN or an adequate basis for an exemption, such Payee may be subject to a $50 penalty imposed by the Internal Revenue Service and backup withholding at the applicable withholding rate (which is currently 28%) on all reportable payments (such as interest), that are made to the Payee with respect to the Exchange Notes. If withholding results in an overpayment of taxes, a refund may be obtained.

To prevent backup withholding, each Payee must provide the Exchange Agent such Payee’s correct TIN by completing the “Substitute Form W-9” accompanying this Letter of Transmittal, certifying that the TIN provided is correct (or that such Payee is awaiting a TIN) and that:

•	the Payee is exempt from backup withholding;

•	the Payee has not been notified by the Internal Revenue Service that such Payee is subject to backup withholding as a result of a failure to report all interest or dividends; or

•	the Internal Revenue Service has notified the Payee that such Payee is no longer subject to backup withholding.

If the Payee does not have a TIN, such Payee should consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the “W-9 Guidelines”) for instructions on applying for a TIN. A Payee who has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future should check the “Awaiting TIN” box in Part 3 of the Substitute Form W-9, and should sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set forth therein. If such a Payee does not provide his, her, or its TIN to the Exchange Agent within 60 days, backup withholding on all reportable payments will begin and continue until such Payee furnishes such Payee’s TIN to the Exchange Agent.

If the Outstanding Unregistered Notes are held in more than one name or are not in the name of the actual owner, consult the W-9 Guidelines for information on which TIN to report.

Exempt Payees (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt Payee must enter its correct TIN in Part 1 of the Substitute Form W-9, check the “Exempt” box in Part 4 of such form and sign and date the form. See the W-9 Guidelines for additional instructions. In order for a nonresident alien or foreign entity to qualify as exempt from these backup withholding and information reporting requirements, such person must complete and submit an appropriate Form W-8, signed under penalty of perjury attesting to such exempt status. Such form may be obtained from the Exchange Agent.

12.	Requests for Information or Additional Copies.

Requests for assistance with respect to the procedures for the Exchange Offer or for additional copies of the Prospectus, this Letter of Transmittal, the Notice of Guaranteed Delivery, or the W-9 Guidelines may be directed to the Exchange Agent at its address set forth on the cover of this Letter of Transmittal.

13.	Incorporation of this Letter of Transmittal.

This Letter of Transmittal will be deemed to be incorporated in, and acknowledged and accepted by, a tender through DTC’s ATOP procedures by any participant on behalf of itself and the beneficial owners of any Outstanding Unregistered Notes so tendered by such participant.

IMPORTANT:	CONFIRMATION OF BOOK-ENTRY TRANSFER AND AN AGENT’S MESSAGE, TOGETHER WITH ALL OTHER REQUIRED DOCUMENTS, OR A NOTICE OF GUARANTEED DELIVERY, MUST BE RECEIVED BY THE EXCHANGE AGENT AT OR BEFORE THE EXPIRATION TIME.